EXHIBIT 3.13

ROSS MILLER

Secretary of State

206 North Carson Street

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Articles of Organization Limited-Liability Company

(PURSUANT TO NRS 86)

Filed in the office of Document Number

20070786898-45

Ross Miller Secretary of State State of Nevada

Filing Date and Time

11/19/2007 10:30 AM

Entity Number

E0793812007-6

USE BLACK INK ONLY—OO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company: .(must contain approved limited-liability company wonting: see instructions)

CITYCENTER HARMON HOTEL HOLDINGS, LLC

Check box if a

Series Limited-

Liability Company

?

2. Resident Agent Name and Street

(Must baa Nevada address where process may be served)

Bryan L.Wright

Name

3950 LAS VEGAS B0ULESVARD SOUTH LAS VEGAS ] Nevada 89119

(MANDATORY) Physical Street Address City Zip Code

State Zip Code

(OPTIONAL) Mailing Address

3. Dissolution Date:

(OPTIONAL: see instructions)

Latest date upon which the company is to dissolve (if existence is not perpetual):

}

4. Management:

Company shall be managed by

Managers) OR Members

(check only one box)

lAS VEGAS

5. Name and Address of each Manager or Managing Member:

(attach additional page if more than 3)

J. TERRENCE LANNI

Name

3600 LAS VEGAS BOULEVARD SOUTH

Address City

[James j. murren

Name

[891O9

State Zip Code

3600 LAS VEGAS BOULEVARD SOUTH

Address

GRAY N.JACOB

LAS VEGAS

City NV 89109

State Zip Code

Name

3600 LAS VEGAS BOULEVARD SOUTH lAS VEGAS nv 89109

Address City State Zip Code

LASJ VEGAS

6. Name. Address and Signature of Organizer

(attach additional cage if mare than 1)

Bryan L.Wright Name

3950 LAS VEGAS BOULEVARD SOUTH

Address

City

State Zip Code

I hereby accept

the above named limited-liability company.

Date

7. Certificate of Acceptance of Appointment of Resident Agent:

Authorized Signature R.A. or On Behalf of RA.Company

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form LLC Arts 2007 Revised on 01/01/0?

INITIAL LIST OF MANAGERS OR MANAGING MEMBERS AND RESIDENT AGENT OF FILE NUMBER

CITYCENTER HARMON HOTEL HOLDINGS, LLC |EO793812007-6

(Name of Limited-Liability Company)

FOR THE FILING PERIOD OF [NOVEMBER 2007

TO NOVEMBER 2008 ?

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Bryan L, Wright

3950 Las Vegas Blvd. South

Las Vegas, NV 89119

Filed in the office of

Ross Miller Secretary of State State of Nevada

Document Number

20070833300-46

Filing Date and Time

12/04/2007 8:03 AM

Entity Number

E0793812007-6

A FORM TO CHANGE RESIDENT AG6NT INFORMATION CAN BE FOUND OM OUR WEBSITE: secretaryofstata.biz

Important: Read instructions before completing and returning this form. USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy wilt be sent to resident agent.)

Print or type names and addresses either residence or business, for all managers or managing members. A Manager, or if none, a Managing Member of the LLC must sign Ina form. FORM WILL BBRETVHNED IPUNSIGNED

If there are additional managers or managing members, attach a list of them to this form.

Return the completed form with the $125.00 filing fee. A 575.00 penalty must be added for failure Id file this form by the last day of first month following organization date.

Make your check payable to the Secretary of Slate. Your canceled check will constitute a certificate to transact business,

Ordering Copies: If requested above, one Re stamped copy will be returned at no additional charge. To receive certified copy, enclose an additional 330.00 per certification. A copy fee of $2,00 per page is required for each additional copy generated when ordering 2 or more file stamped a-certified copies. Appropriate instructions must accornpany your order.

Return (he completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201. (775) BS4*570S.

Form must be in the possession of the Secretary of State on or before the last clay of the first month f ollowing the initial registration data (Postmark date is not accepted as receipt dale.) Forms received after due date will be resumed for additional fees and penalties.

RUNG FEE: $125 00

LATE PENALTY: S75 00

NAME,

?J. TERRENCE LANN1

ADDRESS ,

3600 LAS VEGAS BOULEVARD SOUTH

(DOCUMENT WILL BE REJECTED IF TITLE MOT INDICATED)

| manager managing member

zip , J89I09

ST

CITY

LAS VEGAS .JJNV

NAME

JAMES J. MURREN

ADDRESS

3600 LAS VEGAS BOULEVARD SOUTH

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) ] MANAGER Q MANAGING MEMBER

zip. . 89109

ST

CITY

LAS VEGAS

MAME

GARY N.JACOBS ^

ADDRESS

3600 LAS VEGAS BOULEVARD SOUTH

(DOCUMENT WILL BE REJECTED if TITLE NOT INDICATED) MANAGER MANAGING MEMBER

ZIP

I J89109

CITY.

LaS VEGAS

NAME

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER MANAGING MEMBER

ADDRESS

CITY

ST

ZIP

Name

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER MANAGING MEMBER

ZIP

ST

CITY

~

ADDRESS

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.730 and acknowledge that pursuant to NRS 239.330, it is a category C felony-to knowingly offer any false or forged instrument for filing In the Office of the Secretary of State.

Date

Title

I

MANAGER

Signature of Manager or Managing Member

Nevada Secretary of Slats Form Initial List LLC 2007 Revised on: 01/01/07

ADDENDUM TO INITIAL LIST OF MANAGERS AND MANAGING MEMBERS OF CITYCENTER HARMON HOTEL HOLDINGS, LLC

Robert H. Baldwin, President & COO

Chris Nordling, Executive Vice President & CFO

Cathy Santoro, Treasurer

Gary N. Jacobs, Secretary

Bruce Aguilera, Assistant Secretary

John McManus, Assistant Secretary

Bryan L. Wright, Assistant Secretary

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Amendment to Articles of Organization

(PURSUANT TO NRS 86,221)

Filed in the office of Document Number

20070840216-60

Ross Miller Secretary of State State of Nevada

Filing Date and Time

12/11/2007 9:50 AM

Entity Number

E0793812007-6

USE BUCK INK ONLY—DO MOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company {Pursuant to NRS 86.221}

1. Name of limited-liability company:

CITYCENTER HARMON HOTEL HOLDINGS, LLC

2. The company is managed by: [_J Managers OR

(check only one box)

Members 3. The articles have been amended as follows (provide articles numbers, if available)*:

Article 4. Entity is member managed.

4. Signature (must be signed by at least one manager or by a managing member):

Signature

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co." 2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT; Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

Nevada Secretary of Stale AM 39221 Amend 20C7 Revised on: 0WO1/0?

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 39701-4520

(776) 684 $708

Website: www.nvsos.gov

Certificate of Correction

{PURSUANT TO NRS CHAPTERS 78,

78A, SO, 81,62,84, 86,87,87A, 88,

88A, 89 AND 92A)

Filed in the office of Document Number

20090783426-21

Ross Miller Secretary of State State of Nevada

Filing Date and Time

11/09/2009 11:11 AM

Entity Number

E0793812007-6

ABOVE SPACE is for OFFICE USE ONLY

USE BLACK INK ONLY- DO NOT HIGHLIGHT

Certificate of Correction (Pursuant to NRS Chapters 78,78A, SO, 81,82, 84, 86, 87, 87A, SS, S8Af 69 and 92A)

1. The name of the entity for which correction is being made: .

CityCenter Harmon Hotel Holdings, LLC

2. Description of the original document for which correction is being made:

Certificate of Amendment to Articles of Organization for a Nevada limited Liability Company (Document Number 20070840216-50)

Filing date of the original document for which correction Is being made; 12/11/07

Description of the Inaccuracy or defect. . .

The Company was manager-managed and amended its articles by filing a Certificate of Amendment on 12/11/07 in order to change its status to that of member-managed. However, such amendment was prepared with defects: (0 Section 2 of the amendment incorrectly indicated that the Company was managed by members when it was still managed by managers; and (ii) Section 3 of (he amendment did not provide toe name and address of the managing member and sole member.

5. Correction. Of the-inaccuracy. or defect.

Section 2 of the Certificate of Amendment shall be corrected to provide that the Company was managed by Managers. Section 3 of the Certificate of Amendment shall be collected to provide mat; (j) Article 4 of the Articles of Organization filed 11/19/07 shall be amended to provide that me Company shall be managed by its sole member; and (ii) and Article 5 of the Articles of Organization shall be amended to provide the Company's sole member and managing member is City Center Laud, LLC, and the the address of the sole member and managing member is c/o MGM MIRAGE, 3950 Las Vegas Blvd. South, Las Vegas, NV 89119.

,. CityCenter Land, LLC, a Nevada limited liability company, sole member .

• By: CityCenter Holdings, Delaware limited liability company, company, sole member of city center land LLC

By. Project CC, LLC, a Nevada limited liability company, the managing member of city center Holding, LLC

10/27/09

Authorized Signature

Date

" IF entity b corporation, It mu3t be signed by an officer if .stock has been issued, OR an Incorporator or director if stock has not been Issued/ a limited-liability company, by a manager or managing members: s limited partnership or Bmifed-Sabltfty limited partnership, by a general partner: a llmited-Jlabilliy partnership/by a managing partner: a business trust, by a trustee.

IMPORTANT; Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected

This form must be aeeompentod by appropriate fees.

Nevada a«cntatr of Stale Correction Revbetf: 3-26-CB